LEASES (Schedule of Components of Lease Expense and Supplemental Cash Flow Information) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
Components of lease expense
Operating lease cost	$ 5,624
Short-term lease	75
Total lease expenses	5,699
Supplemental cash flow information
Cash paid for amounts included in the measurement of lease liabilities	5,718
Supplemental non-cash information related to lease liabilities arising from obtaining ROU assets	$ 8,346